UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 28, 2021

LOEWS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-6541	13-2646102
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

667 Madison Avenue
New York, New York
10065-8087
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 521-2000
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	L	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On October 28, 2021, David B. Edelson informed Loews Corporation (the “Corporation”) that he will resign as Chief Financial Officer on May 10, 2022 and as Senior Vice President on June 30, 2022. He will remain a senior advisor of the Corporation after June 30, 2022. Mr. Edelson joined the Corporation as a Senior Vice President in 2005 and was elected Chief Financial Officer in 2014.

(c) The Board of Directors of the Corporation has elected Jane Wang as Senior Vice President and Chief Financial Officer, effective as of May 10, 2022. Ms. Wang, age 40, has been a Vice President of the Corporation since 2014. She joined the Corporation’s corporate development department in 2006.

The press release announcing the foregoing is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

See Exhibit Index.

Exhibit Index

Exhibit No.

99.1	Loews Corporation press release issued November 1, 2021.
104	Cover Page Interactive File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2021	LOEWS CORPORATION (Registrant)
	By:	/s/ Marc A. Alpert
Marc A. Alpert
Senior Vice President, General Counsel and Secretary

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